Exhibit No.                         Exhibit


               4(i) Articles of Incorporation as in effect May 4, 1987 (Exhibit 3(i), Form 10-K for the fiscal year ended December 31, 1993, File No. 1-8489, incorporated by reference).

              4(ii) Bylaws as in effect September 21, 1994 (Exhibit 3(ii), Form 10-K for the fiscal year ended December 31, 1994, File No. 1-8489, incorporated by reference).

                 5 Opinion of James F. Stutts, Esq., Vice President and General Counsel of Dominion Resources, Inc. (filed herewith).

              23(i) Consent of James F. Stutts, Esq., Vice President and General Counsel of Dominion Resources, Inc. (contained in Exhibit 5).

              23(ii)          Consent of Deloitte & Touche LLP (filed
                              herewith).

              23(iii)         Consent of Deloitte & Touche (filed
                              herewith).

                24            Powers of attorney (included herein).